UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2010

Amazon Goldsands Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jiron Caracas 2226, Jesús Maria, Lima 11, Peru
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-989-184706

________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On June 25, 2010 (“Amendment Effective Date”), Amazon Goldsands Ltd. (the “Company”) and Temasek Investments Inc. (“Temasek”), a company incorporated under the laws of Panama, entered into Amendment No. 3 (“Amendment No. 3”) to that certain Mineral Rights Option Agreement, dated September 18, 2008, with Temasek, which was previously amended and supplemented by Amendment No. 1, dated May 12, 2009, and Amendment No. 2, dated February 3, 2010 (collectively, the “Option Agreement”).  Under the terms of the Option Agreement, the Company acquired four separate options from Temasek, each providing for the acquisition of a twenty-five percent interest in certain mineral rights (the “Mineral Rights”) in certain properties in Peru, potentially resulting in the Company's acquisition of one hundred percent of the Mineral Rights upon the exercise of all four options.

The Company exercised the initial and second twenty-five percent options, which resulted in its acquisition of a fifty percent interest in the Mineral Rights, and has entered into Amendment No. 3 in order to revise the payment terms required to be paid by the Company to exercise the third and fourth twenty-five percent options and waive any prior breach or default of the Option Agreement by the Company.  Under the terms of Amendment No. 3, the Company may exercise the third and fourth twenty-five percent options, resulting in its acquisition of a one-hundred percent interest in the Mineral Rights, after fulfilling the following conditions (collectively the “Option Requirements”) within ten business days of the Amendment Effective Date:

•      Issuance to Temasek of 6,000,000 shares of the Company’s common stock (in addition to the 5,000,000 shares previously issued by the Company to Temasek in March 2010, for a total share consideration for the purchase of the Mineral Rights of 11,000,000 shares);

•      Payment to Temasek of US $250,000 (of which such payment is acknowledged by Temasek to have been made in March 2010);

•      Issuance of a convertible note for US $250,000 (the “$250,000 Convertible Note”) payable to the order and the direction of Temasek; and

•      Issuance of a convertible note for US $3,250,000 (the “$3,250,000 Convertible Note” and, collectively with the $250,000 Convertible Note, the “Convertible Notes”) payable to the order and the direction of Temasek.

The $250,000 Convertible Note has a term of ninety days and will accrue interest at a rate of 12% per annum.  Both principal and interest under the $250,000 Convertible Note are payable upon maturity.

The $3,250,000 Convertible Note has a term of three years and will accrue interest at a rate of 12% per annum.  Interest will be payable annually and the principal is payable upon maturity.

Any interest and principal due under either of the Convertible Notes is convertible (at Temasek’s option) into units which consist of one (1) share of the Company’s common stock and one (1) warrant to purchase one (1) share of the Company’s common stock at an exercise price of $0.50 per share.  The conversion price per unit is fixed at $0.25 per unit.

The foregoing description of the Option Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Form 8-K filed on September 22, 2008, Exhibit 10.1 to the Form 10-Q filed on May 20, 2009, and Exhibit 10.3 to the Form 8-K filed on February 3, 2010, each incorporated herein by reference.  A copy of Amendment No. 3 is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (d)   Exhibits.

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 22, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed on May 20, 2009
10.3	Second Amendment to Mineral Right Option Agreement, dated February 3, 2010.	Exhibit 10.3 of Form 8-K filed on February 3, 2010

10.4	Third Amendment to Mineral Right Option Agreement, dated June 25, 2010.		X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amazon Goldsands Ltd.

/s/ Kenneth Phillippe
Name:  Kenneth Phillippe
Title:    Chief Executive Officer, Chief Financial Officer,
              Secretary and Treasurer
Date:    June 29, 2010

EXHIBIT INDEX

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 22, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed on May 20, 2009
10.3	Second Amendment to Mineral Right Option Agreement, dated February 3, 2010.	Exhibit 10.3 of Form 8-K filed on February 3, 2010

10.4	Third Amendment to Mineral Right Option Agreement, dated June 25, 2010.		X